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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 22, 2002, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-87258) and related Prospectus of U.S.I. Holdings Corporation for the registration of its common stock.


                                           /S/ ERNST & YOUNG LLP

Los Angeles, California
May 22, 2002